Exhibit 10.19 DIRECTOR APPOINTMENT AGREEMENT Between IRIS ENERGY LIMITED ACN 629 842 799 of Pitcher Partners, Level 13, 664 Collins Street, Docklands VIC 3008 (the Company) And [Director Name] of [Director Address] (Director) BACKGROUND A. The Company appoints the Director to be a director of the Company. The Director undertakes to carry out the duties and responsibilities of the Director as set out in this Agreement. The Director will derive remuneration and other benefits from the Director's appointment pursuant to this Agreement. B. [The Director (or its Related Entity or Affiliate) may be invited to apply for options in the Company offered under the NED Option Plan pursuant to the NED Application Deed. To the extent that the Company implements a different incentive scheme structure, as part of an IPO process or otherwise, then the intent would be to do so on terms materially the same as the NED Option Plan.] C. [The Director (or its Related Entity or Affiliate) will be granted restricted stock units (RSU) in the Company under the LTIP.] D. The Company wishes to obtain the benefit of the services of the Director, and the Director wishes to render such services on the terms and conditions of this Agreement. E. In consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the Company and the Director agree as follows. 1. DEFINITIONS Affiliate means: (a) in respect of an individual, a spouse, parent, child, sibling or lineal descendant of that individual or any trust or company in which any of them may have an interest; or (b) in respect of a body corporate, another body corporate that directly or indirectly Controls, or is Controlled by, or is under common Control with, the first body corporate, or that body corporate's directors, company secretary or officers and any of those persons' family members or relatives. Board means the board of directors of the Company. Constitution means the constitution of the Company as amended or replaced from time to time. Control has the meaning given in section 50AA of the Corporations Act or, if applicable, Rule 12b-2 of the Securities Exchange Act of 1934. Corporations Act means the Corporations Act 2001 (Cth). Director's Fee means USD$80,000 per annum [(comprised of US$60,000 for the role of director and US$20,000 for the role of chair of the Company's Audit and Risk Committee) and US$135,000 of RSUs issued under the LTIP, less any applicable taxation or superannuation.] [Director Shareholder means the shareholding entity through which the Director will hold options in the Company in accordance with the NED Application Deed (if applicable).] Group means the Company and its Related Entities, and any one of them is a Group Company. [Other Documents means: (a) the Deed of Indemnity, Access and Insurance between the Company and the Director dated 29 April 2021; (b) the Shareholders' Agreement; (c) the Option Deed between the Company and Awassi Capital Holdings [#] Pty Ltd as trustee for the Awassi Capital Trust [#], dated on or about 20 January 2021; (d) the Option Deed between the Company and Awassi Capital Holdings [#] Pty Ltd as trustee for the Awassi Capital Trust [#], dated on or about 13 September 2021; and (e) the B Class Share Subscription Agreement between the Company and Awassi Capital Holdings [#] Pty Ltd as trustee for the Awassi Capital Trust [#], dated on or about 13 September 2021.

2 - 2 - [NED Application Deed means the application deed which may be executed by the Director and Director Shareholder for the purpose of applying for options under the NED Option Plan (if applicable).] [NED Option Plan means an option plan adopted or to be adopted by the Company for the purposes of issuing options in the Company to non-executive directors of the Company.] [Intellectual Property means patents, trade marks, service marks, trade names, rights in domain names, get- up, logos and inventions, in each case whether registered or not, registered and unregistered design rights, copyrights, database rights, know-how and rights in confidential information, trade secrets, technical information and all other similar rights in any part of the world including, where such rights are obtained or enhanced by registration, any registration of such rights and applications and rights to apply for such registrations.] [LTIP means the "2023 Iris Energy Long-Term Incentive Plan dated 29 June 2023" adopted by the Company in relation to the issue of RSU in the Company to directors and employees of the Company.] Related Entity means in respect of a body corporate, another body corporate that directly or indirectly Controls, or is Controlled by, or is under common Control with, the first body corporate. [Shareholders’ Agreement means any shareholders’ agreement of the Company in force (and as amended or replaced from time to time).] Start Date means [Start date]. 2. ENGAGEMENT OF DIRECTOR 2.1 Term (a) The Company shall continue to appoint the Director from the Start Date, and such appointment shall continue until the Director's removal or resignation as director of the Company in accordance with the Constitution or applicable law. (b) The Director shall be appointed to act in the role of chair of the Company's Audit and Risk Committee. (c) If the Director's position, duties or Director's Fee change during their appointment with the Company, the terms of this Agreement shall continue to apply in all other respects unless expressly varied by the parties in writing. 2.2 Entire Agreement This Agreement [(together with the Constitution and the LTIP (if applicable) and any Deed of Indemnity, Access and Insurance entered into between the Company and the Director)] supersedes all previous agreements about its subject matter and embodies the entire agreement between the parties, and can only be changed or modified by agreement in writing. 3. PERFORMANCE OF DUTIES AND EXPECTATIONS (a) Directors are expected to carry out their duties in accordance with: (i) their legal, statutory and equitable duties as an officer of the Company,[which includes the Corporations Act, the Securities Act of 1933 and the requirements of the NASDAQ;] and (ii) standards of good corporate governance[, including in compliance with the Company's corporate governance policies, charters and codes of conduct, each of which have been provided to the Director and the Director agrees to comply with them in the performance of its duties.] (b) The Director will contribute sufficient time to each appointment to enable the Director to fulfil their duties to the Company in their capacity as director and chair of the Audit and Risk Committee. The Director is expected to prepare for and attend all Board and Audit and Risk Committee meetings, except by leave of absence. The Director is also expected to perform any additional or special duties the Board may assign to the Director from time to time and any other duties reasonably contemplated by their office as a director. In addition to preparing for and attending Board and committee meetings, it is expected that the Director will keep up to date about matters affecting the Company and the industries in which the Company operates. (c) The Director will be provided with all appropriate financial and operating information necessary for the performance of their duties. The Director will also be able to consult with senior management and auditors at all reasonable times.

3 - 3 - 4. REMUNERATION 4.1 Base Salary (a) The Company will pay the Director the Director's Fee. (b) The Director's Fee will be payable in equal monthly installments on the 15th of each month or in such other installments, for such other periods and at such other times as the Company may reasonably determine. 4.2 Confidentiality (a) Remuneration is a confidential matter between the Director and the Board. The Director shall not reveal or discuss their remuneration with any other persons whether employed or engaged by the Company or otherwise without the written approval of the Company, except where required by regulation, law or a regulatory body. (b) Any confidential information of the Company acquired by the Director during their appointment as a director must be kept confidential. During and after their appointment, the Director must not disclose any such confidential information to a third party, except where that disclosure is: (i) authorised by the Board; or (ii) required by regulation, law or a regulatory body. (c) This section is not intended to replace or limit the duties imposed on the Director by law. 4.3 [Trading in shares (a) Any trading by the Director or other dealings in shares or other securities in the Company must be in accordance with the Company’s securities trading policy and all applicable laws. This includes restrictions on dealing with the Company shares during certain periods. (b) If the Director acquires or disposes of any interest in the Company shares during its term of appointment as a director of the Company, or there is any other change in the Director's interest in the Company shares, the Director must immediately notify the Company Secretary so that the applicable disclosures may be made if required in accordance with the requirements of the NASDAQ and Corporations Act. These requirements also apply in relation to any other securities which may be issued by the Company (or a Related Entity) from time to time, including as part of any long term incentive plan. (c) If the Director is in receipt of non-public materially price sensitive information in relation to the Company or its shares, it will be prohibited from trading pursuant to the Company’s securities trading policy and applicable insider trading laws and the Director must comply at all times with the requirements of such policy and laws.] 5. [INTELLECTUAL PROPERTY (a) All Intellectual Property belonging to the Company (or any Group Company) immediately prior to the date of this Agreement, or arising on or after the date of this Agreement, shall remain vested in the relevant Group Company and the Director shall not receive any rights in such Intellectual Property. (b) The Director acknowledges and agrees that any and all Intellectual Property created, prepared, developed or acquired by or on behalf of the Company or the Group, including if created by the Director in connection with the Director's role as a director of the Company or the Group, shall: (i) at all times, remain the property of the Company (or the relevant Group Company, as applicable); and (ii) agrees to take all steps reasonable necessary to ensure that such Intellectual Property vests in the Company (or the relevant Group Company, as applicable).] (c) [CONFLICTS OF INTEREST (a) The Director: (i) must act in the best interests of the Company;

4 - 4 - (ii) must refrain from engaging in any activity or having a personal interest that presents a conflict of interest; (iii) must comply with the Company's 'Conflict of Interest' provisions of the Code of Business Conduct and Ethics; (iv) should seek to avoid the appearance of a conflict of interest; and (v) must disclose to the chair of the Board any situation that reasonably would be expected to give rise to a conflict of interest. (b) The Director's independence will be assessed by the Board on a regular basis. In addition, the Board will evaluate any relationships or interests that interfere with, or reasonably give the impression that they are interfering with, the Director's unfettered and independent judgement to ensure they do not hinder the Director's ability to act as an officeholder of the Company. The Director must fully cooperate with any independence assessment process and immediately supply all information that is reasonably requested by the Company. (c) If the Director has a material personal interest in a matter that is being considered at a Board meeting, the Director must not be present while the matter is being considered at the meeting and must not vote on the matter, except where permitted by the Corporations Act or the Constitution. (d) To the extent permitted by law, the Director must promptly provide any information to the Company to enable it to: (i) comply with reporting requirements, such as under Corporations Act or applicable accounting standards; (ii) comply with its obligations to give or disclose information, such as in respect of an offer of securities, a buyback, a takeover bid, or a substantial holding; or (iii) to otherwise comply with the Company's obligations under applicable laws and regulations, including the rules and regulations of the NASDAQ stock exchange. (e) The Director acknowledges that use of social networks (including without limitation corporate biogs, chat boards, Facebook and Twitter) should be carefully managed in the context of the obligations set out in clause 6(a) above, and the Director will maintain an active dialogue with the Company regarding use of such media to ensure any issues or potential issues under clause 6(a) are appropriately managed.] 7. REIMBURSEMENT OF EXPENSES (a) The Director will be reimbursed by the Company for reasonable travelling, accommodation and other expenses as the Director may properly incur in travelling to, attending and returning from board meetings, meetings of a committee of the board and general meetings of the company or otherwise in attending to the business of the Company. (b) The Company is not obligated to reimburse the Director for any out of pocket expenses exceeding $500 individually, or $5,000 in aggregate in any given year, unless the prior written approval of the Company has been obtained in relation to such expenses. 8. TERMINATION 8.1 Termination by Company without Notice (a) At any time, the Director may be removed as director, or the Director may resign as director, as provided in the Constitution and applicable law, including in accordance with the disqualification provisions in the Corporations Act.

5 - 5 - (b) Notwithstanding anything to the contrary contained in or arising from this Agreement or any statements, policies, or practices of the Company, neither the Director nor the Company shall be required to provide any advance notice or any reason or cause for termination of the Director's appointment, except as provided in the Constitution and applica ble law. 8.2 Director to Resign as a Director of Related Entities Upon the termination for any reason of the Director's appointment by the Company, the Director will on the direction of the Company immediately resign any directorship or alternate directorship of the Company, any Related Entity or investee of the Company and any other companies arising from the services offered by the Company. 9. [RIGHT TO ACCESS CORPORATE INFORMATION The Director has the right to inspect its books and corporate records in accordance with Corporations Act. If the Director wishes to inspect any books and/or corporate records, it must notify the chair of the Board of its intention to do so. Any agent inspecting these documents on the Director's behalf will be required to enter into a confidentiality deed with the Company.] 10. [TECHNOLOGY The Director consents to any technology being used to facilitate communication between directors, particularly for Board meetings. This consent will be treated as not having been withdrawn unless the Director notifies the chair of the Board in writing of the withdrawal of this consent within a reasonable period before the meeting is held. ] 11. ASSIGNMENT This Agreement shall be assigned by the Company to any successor company and be binding upon the successor company. The Company shall ensure that the successor company shall continue to abide by the provisions of this Agreement as if it were the original party. 12. SEVERABILITY Each paragraph of this Agreement shall be and remain separate from and independent of and severable from all and any other paragraphs herein except where otherwise indicated by the context of the Agreement. The decision or declaration that one or more of the paragraphs are null and void shall have no effect on the remaining paragraphs of this Agreement. 13. GOVERNING LAW This Agreement shall be governed by the laws of New South Wales.

6 - 6 - Director Appointment Agreement - Iris Energy Limited Company Executed by Iris Energy Limited ACN 629 842 799 in accordance with section 127 of the Corporations Act 2001: Signature of Director/company secretary Signature of Director Name of Director/company secretary (BLOCK LETTERS) Director Signed by [Director Name] in the presence of: Name of Director Signature of witness Signature of [Director Name] Name of witness (BLOCK LETTERS) Dated